Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher A. Johnson, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)the Quarterly Report on Form 10-Q of Basin Electric Power Cooperative (the “registrant”) for the quarterly period ended June 30, 2026,, as filed with the Securities and Exchange Commission on the date hereof (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 11, 2026	/s/ Christopher A. Johnson
Christopher A. Johnson
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)